                                                                      EXHIBIT 99


                  RECORD QUARTER, RECORD YEAR FOR UNION PACIFIC
                  FOURTH STRAIGHT YEAR OF EARNINGS IMPROVEMENT

         OMAHA, NE, JANUARY 22, 2003 - Union Pacific Corporation (NYSE: UNP) today reported a fourth quarter record net income of $378 million, or $1.41 per diluted share. This is a 37 percent increase over the 2001 level of $275 million, or $1.06 per diluted share. The 2002 quarterly results include one-time gains of $0.16 per diluted share from the sale of land and track to the Santa Clara Valley Transportation Authority as well as $0.15 per diluted share for tax adjustments. Without these transactions, the Corporation earned $1.10 per diluted share in the fourth quarter of 2002.

         For the year, net income increased by 39 percent to a record $1.341 billion, or $5.05 per diluted share, compared to $966 million, or $3.77 per diluted share in 2001. Excluding one-time items totaling $0.75 per diluted share that Union Pacific reported in the third and fourth quarters of 2002, full year earnings were $4.30 per diluted share, a 14 percent increase over 2001 earnings.

         "This was a remarkable year for Union Pacific," Dick Davidson, chairman and chief executive officer, said. "While it was a very difficult economic environment, and the West Coast port disruption temporarily slowed our momentum, the men and women of Union Pacific answered every challenge.

         "Our 2002 earnings performance accelerated our ability to strengthen the balance sheet and position ourselves for continued long-term growth."


                                     -more-

FOURTH QUARTER HIGHLIGHTS

         In the fourth quarter of 2002, Union Pacific Corporation, excluding Overnite, reported an increase in operating income to $562 million, compared to $554 million for the same period in 2001.

         o The Railroad's commodity revenue was up 3 percent to a fourth quarter record $2.69 billion with all commodities up except Energy and Intermodal

         o Gross ton-miles were up 2 percent over 2001 to a fourth quarter record level of 252.4 billion

         o Employee productivity increased 5 percent to 5.5 million gross-ton miles moved per employee, an all-time quarterly best level, despite volume reductions associated with the West Coast port disruption

FOURTH QUARTER COMMODITY REVENUE SUMMARY VERSUS 2001:

         o        Automotive up 10 percent

         o        Agricultural up 8 percent

         o        Industrial Products up 7 percent

         o        Chemicals up 3 percent

         o        Intermodal down 2 percent

         o        Energy down 3 percent

2002 FULL YEAR HIGHLIGHTS

         o Excluding Overnite, Union Pacific Corporation's operating margin improved 1.6 points to 20.2 percent - the first time the Company has reached a full-year operating margin above 20 percent since its merger with the Southern Pacific railroad

         o Railroad Employee Productivity increased 6.7 percent to an all-time record level of 21.0 million gross-ton miles moved per employee

         o        Total Operating Revenues increased 4 percent to $12.5 billion

         o Commodity revenue at the Railroad increased 3 percent, driven largely by volume increases in Automotive, Intermodal, and Chemicals as well as increases in average revenue per car in Agricultural and Industrial Products


                                     -more-

         o Record cash from Operating Activities of $2.25 billion and free cash flow (cash from Operating and Investing Activities less dividends paid) of $528 million

OVERNITE CORPORATION

         Overnite Corporation earned $16.8 million in operating income in the fourth quarter of 2002, compared to $14.0 million in 2001 on a pro forma basis. (Pro forma results for 2001 include $2.2 million of operating income from Motor Cargo, which was acquired on November 30, 2001.) For the year, Overnite reported operating income of $71.2 million, compared to $63.9 million in 2001 - an improvement of 11 percent. (Pro forma results for 2001 include $9.7 million of operating income from Motor Cargo.) The operating ratio was 94.7 percent in 2002, compared to 95.0 in 2001.

2003 OUTLOOK

         "The outlook for our core business remains strong," said Davidson. "We would expect moderately improved revenue growth throughout the year, but we're concerned about the potential impact of an uncertain economy and high energy prices."

         Union Pacific Corporation is one of America's leading transportation companies. Its principal operating company, Union Pacific Railroad, is the largest railroad in North America, covering 23 states across the western two-thirds of the United States. A strong focus on quality and a strategically advantageous route structure enable the company to serve customers in critical and fast growing markets. It is a leading carrier of low-sulfur coal used in electrical power generation and has broad coverage of the large chemical-producing areas along the Gulf Coast. With competitive long-haul routes between all major West Coast ports and eastern gateways, and as the only railroad to serve all six gateways to Mexico, Union Pacific has the premier rail franchise in North America. The Corporation's trucking operations include Overnite Corporation, which owns less-than-truckload carriers Overnite Transportation and Motor Cargo.

         Supplemental financial information is attached.

                                     -more-

ADDITIONAL INFORMATION IS AVAILABLE AT OUR WEBSITE: www.up.com. CONTACT FOR INVESTORS IS JENNIFER HAMANN AT 402-271-4227. CONTACT FOR MEDIA IS KATHRYN BLACKWELL AT 402-271-3753.

         This press release and related materials may contain statements about the Corporation's future that are not statements of historical fact. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements include, without limitation, statements regarding: expectations as to operational improvements; expectations as to cost savings, revenue growth and earnings; the time by which certain objectives will be achieved; estimates of costs relating to environmental remediation and restoration; proposed new products and services; expectations that claims, lawsuits, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, or other matters will not have a material adverse effect on our consolidated financial position, results of operations or liquidity; and statements concerning projections, predictions, expectations, estimates or forecasts as to the Corporation's and its subsidiaries' business, financial and operational results, and future economic performance, statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts.

         Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

         Important factors that could affect the Corporation's and its subsidiaries' future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to: whether the Corporation and its subsidiaries are fully successful in implementing their financial and operational initiatives; industry competition, conditions, performance and consolidation; legislative and regulatory developments, including possible enactment of initiatives to re-regulate the rail business; natural events such as severe weather, fire, floods and earthquakes; the effects of adverse general economic conditions, both within the United States and globally; any adverse economic or operational repercussions from terrorist activities and any governmental response thereto; war or risk of war; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation, including those related to environmental contamination, personal injuries, and occupational illnesses arising from hearing loss, repetitive motion and exposure to asbestos and diesel fumes.

         Forward-looking statements speak only as of the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements.

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                     For the Three Months Ended December 31

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)

                                                                   2002 a)        2001 b)         Pct Chg
                                                                  --------       --------        ---------
OPERATING REVENUES                                                $  3,171       $  3,006        +       5
Operating Expenses                                                   2,592          2,441        +       6
                                                                  --------       --------

OPERATING INCOME                                                       579            565        +       2
Other Income - Net                                                     108             26                F
Interest Expense                                                      (154)          (167)       -       8
                                                                  --------       --------

INCOME BEFORE INCOME TAXES                                             533            424        +      26
Income Tax Expense                                                    (155)          (149)       +       4
                                                                  --------       --------

NET INCOME                                                        $    378       $    275        +      37
                                                                  --------       --------

BASIC EARNINGS PER SHARE                                          $   1.49       $   1.10        +      35

DILUTED EARNINGS PER SHARE                                        $   1.41       $   1.06        +      33


Average Basic Shares Outstanding (MM)                                253.0          249.3

Average Diluted Shares Outstanding (MM)                              277.8          272.9

a) Motor Cargo contributed operating revenues of $37.4 million, operating expense of $34.8 million and operating income of $2.6 million during the fourth quarter of 2002.

b) Includes the December 2001 results of Motor Cargo, acquired November 30, 2001. Motor Cargo contributed operating revenues of $10.2 million, operating expense of $9.8 million and operating income of $0.4 million.



January 22, 2003                       (1)

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                     For the Twelve Months Ended December 31

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)


                                                       2002 a)        2001 b)         Pct Chg
                                                      --------       --------        ---------
OPERATING REVENUES                                    $ 12,491       $ 11,973        +      4
Operating Expenses                                      10,167          9,901        +      3
                                                      --------       --------

OPERATING INCOME                                         2,324          2,072        +     12
Other Income - Net                                         325            162               F
Interest Expense                                          (633)          (701)       -     10
                                                      --------       --------

INCOME BEFORE INCOME TAXES                               2,016          1,533        +     32
Income Tax Expense                                        (675)          (567)       +     19
                                                      --------       --------


NET INCOME                                            $  1,341       $    966        +     39
                                                      --------       --------


BASIC EARNINGS PER SHARE                              $   5.32       $   3.90        +     36


DILUTED EARNINGS PER SHARE                            $   5.05       $   3.77        +     34

Average Basic Shares Outstanding (MM)                    252.1          248.0

Average Diluted Shares Outstanding (MM)                  276.8          271.9

a) Motor Cargo contributed operating revenues of $142.2 million, operating expense of $132.2 million and operating income of $10.0 million during 2002.

b) Includes the December 2001 results of Motor Cargo, acquired November 30, 2001. Motor Cargo contributed operating revenues of $10.2 million, operating expense of $9.8 million and operating income of $0.4 million.



January 22, 2003                       (2)

                             UNION PACIFIC RAILROAD

                                 REVENUE DETAIL

                            Periods Ended December 31

                                   (Unaudited)


       Fourth Quarter                                                               Year-to-Date
   2002           2001       Pct Chg                                           2002             2001      Pct Chg
-----------    -----------  ---------                                     ------------     ------------  ---------
                                            COMMODITY REVENUE (000):
  $ 409,823      $ 381,059   +    8         Agricultural                  $  1,505,648     $  1,454,216   +    4
    316,186        287,777   +   10         Automotive                       1,209,168        1,117,629   +    8
    388,175        375,912   +    3         Chemicals                        1,574,472        1,544,614   +    2
    600,287        618,366   -    3         Energy                           2,343,355        2,399,606   -    2
    492,455        461,947   +    7         Industrial Products              2,035,043        1,970,513   +    3
    483,227        493,240   -    2         Intermodal                       1,994,920        1,904,764   +    5

-----------    -----------                                                ------------     ------------
$ 2,690,153    $ 2,618,301   +    3         Total                           10,662,606     $ 10,391,342   +    3
-----------    -----------                                                ------------     ------------


                                            REVENUE CARLOADS:
    234,218        230,709   +    2         Agricultural                       880,848          875,935   +    1
    213,644        201,524   +    6         Automotive                         818,574          762,978   +    7
    222,780        214,194   +    4         Chemicals                          903,723          879,539   +    3
    558,787        558,482        -         Energy                           2,163,784        2,160,599        -
    340,335        327,711   +    4         Industrial Products              1,412,846        1,405,395   +    1
    698,181        719,200   -    3         Intermodal                       2,951,573        2,831,614   +    4

-----------    -----------                                                ------------     ------------
  2,267,945      2,251,820   +    1         Total                            9,131,348        8,916,060   +    2
-----------    -----------                                                ------------     ------------


                                            AVERAGE REVENUE PER CAR:
     $1,750         $1,652   +    6         Agricultural                        $1,709           $1,660   +    3
      1,480          1,428   +    4         Automotive                           1,477            1,465   +    1
      1,742          1,755   -    1         Chemicals                            1,742            1,756   -    1
      1,074          1,107   -    3         Energy                               1,083            1,111   -    3
      1,447          1,410   +    3         Industrial Products                  1,440            1,402   +    3
        692            686   +    1         Intermodal                             676              673        -

-----------    -----------                                                ------------     ------------
$     1,186    $     1,163   +    2         Total                         $      1,168     $      1,165        -
-----------    -----------                                                ------------     ------------



January 22, 2003                       (3)

                         RAIL AND OTHER OPERATIONS - a)

                              REVIEW OF OPERATIONS

                            Periods Ended December 31

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


      Fourth Quarter                                                                       Year-to-Date
  2002             2001           Pct Chg                                              2002             2001            Pct Chg
---------       ----------       ---------                                          ----------       ----------        ---------
$   2,825       $    2,725        +     4       OPERATING REVENUES                  $   11,159       $   10,830        +      3

                                                OPERATING EXPENSES
      949              898        +     6       Salaries and Benefits                    3,694            3,586        +      3
      301              293        +     3       Rent Expense                             1,240            1,214        +      2
      289              285        +     1       Depreciation                             1,147            1,126        +      2
      295              293        +     1       Fuel and Utilities                       1,065            1,249        -     15
      111              107        +     4       Materials and Supplies                     476              487        -      2
      318              295        +     8       Purchased Services and Other             1,284            1,150        +     12
---------       ----------                                                          ----------       ----------
    2,263            2,171        +     4            Total                               8,906            8,812        +      1
---------       ----------                                                          ----------       ----------

$     562       $      554        +     1       OPERATING INCOME                    $    2,253       $    2,018        +     12
---------       ----------                                                          ----------       ----------


                                                OPERATING STATISTICS:
    2,268            2,252        +     1       Revenue Carloads (Thousands)             9,131            8,916        +      2
    131.2            128.4        +     2       Revenue Ton-Miles (Billions)             518.7            503.7        +      3
    252.4            246.6        +     2       Gross Ton-Miles (Billions)               993.7            957.7        +      4
     2.05(cent)       2.04(cent)        -       Rev/RTM (Commodity Revenue Based)         2.06(cent)       2.06(cent)         -
$   1,186       $    1,163        +     2       Average Commodity Revenue Per Car      $ 1,168          $ 1,165               -
   46,276           47,435        -     2       Average Employees                       47,298           48,632        -      3
       81(cent)         81(cent)        -       Average Fuel Price Per Gallon               73(cent)         88(cent)  -     17
      329              328              -       Fuel Consumed in Gallons (MM)            1,315            1,287        +      2
     1.30             1.33        -     2       Fuel Consumption Rate (Gal/000 GTM)       1.32             1.34        -      1
     19.9             20.3        -   0.4 pt.   Operating Margin (%)                      20.2             18.6        +    1.6 pt.
     80.1             79.7        +   0.4 pt.   Operating Ratio (%)                       79.8             81.4        -    1.6 pt.



a)       Excludes Overnite's operations.


January 22, 2003                       (4)

                              OVERNITE CORPORATION

                        REVIEW OF OPERATIONS - PRO FORMA

                            Periods Ended December 31

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


     Fourth Quarter                                                                         Year-to-Date
  2002          2001 a)       Pct Chg                                                   2002            2001 a)         Pct Chg
--------      ---------      ---------                                                ---------        ---------       ---------
 $ 346.3        $ 305.5       +    13        OPERATING REVENUES                       $ 1,332.5        $ 1,270.4        +     5

                                             OPERATING EXPENSES
   203.4          183.4       +    11        Salaries and Benefits                        807.1            755.6        +     7
    36.1           25.5       +    42        Rent Expense                                 126.0            107.0        +    18
    14.7           14.2       +     4        Depreciation                                  58.5             55.9        +     5
    19.3           16.0       +    21        Fuel and Utilities                            68.4             75.6        -    10
    14.9           14.2       +     5        Materials and Supplies                        54.3             55.8        -     3
    41.1           38.1       +     8        Other                                        147.0            156.5        -     6
--------      ---------                                                                --------         --------
   329.5          291.4       +    13             Total                                 1,261.3          1,206.4        +     5
--------      ---------                                                                --------         --------

  $ 16.8         $ 14.1       +    19        OPERATING INCOME                            $ 71.2           $ 64.0        +    11
--------      ---------                                                                --------         --------


                                             OPERATING STATISTICS:
   2,176          2,018       +     8        Millions of Pounds Hauled - LTL              8,693            8,355        +     4
   2,386          2,202       +     8        Millions of Pounds Hauled - Combined         9,532            9,093        +     5
 $ 14.58        $ 13.97       +     4        Revenue/CWT - LTL                          $ 14.07          $ 13.99        +     1
 $ 13.87        $ 13.35       +     4        Revenue/CWT - Combined                     $ 13.40          $ 13.41              -
  14,093         13,749       +     3        Average Employees                           13,649           13,753        -     1
      88(cent)       67(cent) +    31        Average Fuel Price Per Gallon                   76(cent)         83(cent)  -     8
  16,039         15,639       +     3        Fuel Consumed in Gallons (000s)             63,179           64,289        -     2
     4.8            4.6       +   0.2 pt.    Operating Margin (%)                           5.3              5.0        +   0.3 pt.
    95.2           95.4       -   0.2 pt.    Operating Ratio (%)                           94.7             95.0        -   0.3 pt.


a) Includes the pro forma effects of the Motor Cargo acquisition, as if the acquisition had been effective January 1, 2001. The actual results of Overnite Corporation for the fourth quarter and year-to-date of 2001, respectively, were as follows: operating revenues - $281.2 million and $1,143.3 million, operating expenses - $269.4 million and $1,089.1 million, and operating income - $11.8 million and $54.2 million.



January 22, 2003                       (5)

                            UNION PACIFIC CORPORATION

                  STATEMENTS OF CONSOLIDATED FINANCIAL POSITION

                        As of December 31, 2002 and 2001

                              (Dollars in Millions)

                                   (Unaudited)


                                                                       2002            2001
                                                                     ---------      --------

      ASSETS:
                   Cash and Temporary Investments                        $ 369         $ 113
                   Other Current Assets                                  1,783         1,429
                   Investments                                             699           786
                   Properties - Net                                     29,505        28,792
                   Other Assets                                            408           431

                                                                     ---------      --------
                      Total                                          $  32,764      $ 31,551
                                                                     =========      ========

      LIABILITIES AND SHAREHOLDERS' EQUITY:
                   Current Portion of Long Term Debt                     $ 276         $ 194
                   Other Current Liabilities                             2,425         2,552
                   Long Term Debt                                        7,428         7,886
                   Deferred Income Taxes                                 8,478         7,882
                   Other Long Term Liabilities                           2,006         1,962
                   Convertible Preferred Securities                      1,500         1,500
                   Common Shareholders' Equity                          10,651         9,575

                                                                     ---------      --------
                      Total                                           $ 32,764      $ 31,551
                                                                     =========      ========



January 22, 2003                       (6)

                            UNION PACIFIC CORPORATION

                      STATEMENTS OF CONSOLIDATED CASH FLOWS

                     For the Twelve Months Ended December 31

                              (Dollars in Millions)

                                   (Unaudited)


                                                                2002                  2001
                                                               -------              -------
     OPERATING ACTIVITIES:
                     Net Income                                $ 1,341              $   966
                     Depreciation                                1,206                1,174
                     Deferred Income Taxes                         574                  424
                     Other                                        (871)                (572)
                                                               -------              -------
                     Cash Provided by Operating Activities       2,250                1,992
                                                               -------              -------

     INVESTING ACTIVITIES:
                     Capital Investments                        (1,887)              (1,736)
                     Other                                         366                  192
                                                               -------              -------
                     Cash Used in Investing Activities          (1,521)              (1,544)
                                                               -------              -------

     FINANCING ACTIVITIES:
                     Dividends Paid                               (201)                (198)
                     Debt Repaid                                (1,197)              (1,219)
                     Financings and Other - Net                    925                  977
                                                               -------              -------
                     Cash Used in Financing Activities            (473)                (440)
                                                               -------              -------

     NET CHANGE IN CASH AND TEMPORARY INVESTMENTS              $   256              $     8
                                                               -------              -------



January 22, 2003                       (7)